Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

BioSpecifics TECHNOLOGIES CORP.

January 2017

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements." The forward-looking statements include statements concerning, among other things, the vast opportunity for minimally invasive non-surgical treatment XIAFLEX in several potential pipeline indications; the timing of the Company beginning the clinical program in uterine fibroids; commercial expansion opportunities for Dupuytren's nodules; whether and when the Company will hear from Endo the results of their full commercial assessment and analysis regarding the XIAFLEX R&D pipeline; the Company's ability to achieve its future growth initiatives with regard to Dupuytren's Contracture; the timing of Endo beginning a registration trial in Dupuytren's nodules; the expansion of the market for XIAFLEX through future growth initiatives; the timing of Endo initiating a Phase 3 clinical trial in cellulite; Endo's interest in currently unlicensed indications, including uterine fibroids, capsular contracture of the breast, Dercum's disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids; whether XIAFLEX will be the only FDA approved nonsurgical therapy for adhesive capsulitis; the projected receipt of payments from Endo and sublicense income payments based on Endo's partnerships; and the strength of the Company's IP portfolio. In some cases, these statements can be identified by forward-looking words such as "expect," "plan," "anticipate," "potential," "estimate," "can," "will," "continue," the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. There are a number of important factors that could cause BioSpecifics' actual results to differ materially from those indicated by such forward-looking statements, including the timing of regulatory filings and action; the ability of Endo and its partners, Asahi Kasei Pharma Corporation and Swedish Orphan Biovitrum AB, to achieve their objectives for XIAFLEX in their applicable territories; the market for CCH in, and timing, initiation and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, license and sublicense income that BioSpecifics may receive; the potential of CCH to be used in additional indications; Endo modifying its objectives or allocating resources other than to XIAFLEX; and other risk factors identified in BioSpecifics' Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016 and its Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this Report are made as of the date hereof, are expressly qualified in their entirety by the cautionary statements included in this Report and, except as may be required by law, we assume no obligation to update these forward-looking statements.

Company Overview (NASDAQ: BSTC)

- Originator of collagenase based-therapies
- Positive clinical results for CCH reported in 12 indications to date
- Profitable biopharma company with lean corporate structure and stock buy-back program
- Receives revenues from XIAFLEX® milestones, royalties on net sales, mark-up on COGS and sublicense income by partner Endo for two commercial indications
- Vast opportunity for minimally invasive non-surgical treatment XIAFLEX® in several potential pipeline indications
- BioSpecifics developing XIAFLEX® for medically necessary indications, clinical program in uterine fibroids to begin in 1Q 2017

XIAFLEX® Pipeline

Indication		Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Milestones
Approved Indications							
Dupuytren's Contracture	endo						Commercial expansion opportunity for nodules*
Peyronie's Disease	endo						
Additional Indications*							
Cellulite	endo						Positive Phase 2b data reported in Nov. 16
Adhesive Capsulitis	endo						Endo is currently performing a commercial assessment
Human Lipoma	endo						BSTC reported positive, statistically significant Phase 2 top-line results in June 2016; Endo opted-in in July
Canine Lipoma	endo						Endo is currently performing a commercial assessment
Lateral Hip Fat	endo						Endo is currently performing a commercial assessment
Plantar Fibromatosis	endo						Endo is currently performing a commercial assessment
BioSpecifics Managed Indications							
Uterine Fibroids							Initiate trial in 1Q17

*Endo is conducting a full commercial assessment and analysis of the R&D pipeline


Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

Marketed XIAFLEX Indications:
Dupuytren’s Contracture &
Peyronie’s Disease

XIAFLEX 3Q16 U.S. Net Sales and Future Growth Initiatives

- 3Q16 U.S. net sales were $47.7 million, a 19% increase vs. 3Q15
- **FUTURE GROWTH INITIATIVES:**
  - Broaden physician base with improved targeting to reach the most appropriate physicians
  - Direct to consumer campaigns
    - Dupuytren's contracture print ads
    - Peyronie's disease unbranded educational campaign "Ask About the Curve" with Jerry Punch, M.D. and Men's Health Network
  - Working to improve convenience to physicians through its reimbursement support initiatives and product savings program.
  - Statistically significant results from Phase 2 study in Dupuytren's nodules presented at ASSH 2016
    - Nodules are far more prevalent than contractures

Source: Endo International plc

XIAFLEX® for Dupuytren's Contracture

Definition & Key Complications

- Deforming condition of the hand in which one or more fingers contracts toward the palm
- Limits range of motion and impairs quality of life
- Affects between 3-9% of adult Caucasians

Pre-treatment:



Post-treatment:



Source: Endo International plc

XIAFLEX® for Peyronie's Disease

Definition & Key Complications

- Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction
- Potential loss of self-esteem and depression for patients and partners
- Incidence between 3-9% of population

Pre-treatment:



Post-treatment:



Subject 1106-7852 from Phase 3 IMPRESS trial

Mean reduction in penile curvature deformity for XIAFLEX® subjects in IMPRESS I trial was 38°

Source: Endo International plc


Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

XIAFLEX® Pipeline Indications:

XIAFLEX® for Uterine Fibroids
Phase 1 Trial to Begin in 1Q17

Definition & Key Complications	▪ Benign tumors in the reproductive tract that contain large amounts of collagen ▪ Cause pelvic discomfort and pain, decreased fertility, pregnancy complications, increased rate of miscarriage, heavy menstrual bleeding and frequent urination ▪ Leading cause of hysterectomies in the U.S.
U.S. Market Opportunity	▪ ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Up to $9.4B in annual direct costs (surgery, hospital admissions, outpatient visits, medications)
Encouraging Preclinical Data	▪ Highly purified collagenase can reduce stiffness of human uterine fibroid tissue ex-vivo and potentially decrease their size ▪ Data published in May 2016 issue of the *American Journal of Obstetrics & Gynecology*

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

XIAFLEX® for Uterine Fibroids

Phase 1 Trial Design

- Open-label dose escalation Phase 1 study in 15 female subjects treated prior to hysterectomy
  - 3 groups
- Primary endpoint:
  - Assess the safety and tolerability of CCH following a one-time injection directly into uterine leiomyomas at three doses under transvaginal ultrasound guidance
- Secondary endpoints to assess:
  - Symptoms of pain and bleeding, and quality of life throughout the study
  - If CCH treated fibroids have decreased in size
  - If resident cells in CCH treated fibroids have increased rates of apoptosis
  - Collagen content of treated fibroids

XIAFLEX® for Cellulite

Overview

- Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
- Affects ~85-98% of post-pubertal females

Results from Phase 2a Study



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Endo International plc

XIAFLEX® for Cellulite

Highly Statistically Significant Top-line Data from Phase 2b Study

- 375 women with moderate or severe cellulite (18+ years)
- Up to 3 treatment sessions of 0.84 mg/session or placebo (12 injections per session) with each treatment session occurring 21 days apart
- Primary endpoint - proportion of composite responders at Day 71 (defined as patients with a 2-point improvement in severity from baseline in the clinician-reported (CR) PCSS and a 2-point improvement in the patient-reported (PR) PCSS)
  - Statistically significant levels of improvement in the appearance of cellulite ($p<0.001$) vs. placebo
- CCH subjects demonstrated a highly stat. significant improvement in composite investigators' and patients' assessments of appearance of cellulite, as measured by a one-point improvement in both the CR-PCSS and PR-PCSS scores (p-value of <0.001 vs. placebo)
- Highly significant proportion of CCH subjects:
  - Reported being "Satisfied" or "Very Satisfied" with treatment (p-value of <0.001 vs. placebo)
  - Were reported as "Improved/Very Improved/Very Much Improved" in global appearance of their cellulite area as assessed by the subjects and investigators (p-value of <0.001 vs. placebo)
- Well-tolerated by all dose groups with most AEs being mild to moderate and primarily limited to the local injection area

Source: Endo International plc

XIAFLEX® for Adhesive Capsulitis

Potential to be Only FDA Approved Nonsurgical Therapy



- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder
- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and /or arthroscopic release

Market Opportunity

- Affects 20 - 50 million people worldwide
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Condition can last approximately 1 year to up to 3.5 years
- Estimated to occur in 20% of diabetics

Source: Endo International plc

XIAFLEX® for Human Lipomas

Definition	▪ Encapsulated deposits of benign fat, often detected as bulges under the skin
Potential to be Only FDA-Approved Pharmaceutical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Offers an alternative to patients that may choose to avoid surgery, and avoid surgically-related complications (hematomas, sutures, restricted activity and general or local anesthesia)
U.S. Market Opportunity	▪ ~600,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Phase 2 Trial Design	▪ Randomized, double-blind placebo-controlled study in 19 patients with ≥ 2 benign lipomas of similar size ▪ Each patient acted as both treated and control group ▪ Primary endpoint: reduction in visible surface area of target lipomas relative to placebo, by caliper, 6 months post injection

Positive Top-Line Phase 2 Study Results
Single 0.58 mg Injection of CCH

- **Primary endpoint:** 81.3% reduction in visible surface area for CCH vs. 2.1% increase for placebo; 83.4% difference in favor of CCH ($p<0.0001$)
- 89.5% responder rate (showed a ≥50% decrease in lipoma visible surface area relative to baseline) vs. 0% for placebo ($p<0.0001$)
- 64.8% mean decrease in the length from baseline for CCH vs. 0.2% increase for placebo ($p<0.0001$)
- 62.5% mean decrease in visible surface area at 3 months vs. 0.4% increase for placebo ($p<0.0001$) and 26.8% decrease vs. 0.2% increase at 1 month





XIAFLEX® for Lateral Hip Fat

Definition & Complications

- Similar prevalence to cellulite
- Fat accumulation is common among woman particularly as they age
- Often very difficult to improve its appearance through exercise and diet alone
- Patients frequently avoid exercise and are unable to restrict their caloric intake
- In some cases, cyrolipolysis and liposuction are performed to remove the unsightly fat deposits



Source: Endo International plc

XIAFLEX® for Plantar Fibromatosis

Definition & Complications

- ~200,000 patients in the U.S.
- Pain and disability caused by the thickening of the feet's deep connective tissue
- Formation of nodules or cords along tendons of the foot
- Patients often have Dupuytren's disease, Peyronie's disease and adhesive capsulitis
- Current treatments include orthotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases


© ACR

Source: Endo International plc

Additional Promising Unlicensed Indications

Indication	Description	Population
Capsular Contracture, Breast	Post-surgical complication that can deform the breast and cause pain	~15% of breast augmentation / reconstructive surgery patients
Hypertrophic Scars & Keloids	Scars that form on the skin at site of injury	~600,000 scar and ~400,000 keloid patients
Dercum's Disease	Obesity and overly sensitive painful adipose tissue Extremely rare condition	Extremely rare condition
Knee Arthrofibrosis	Adhesions that form post-implant that may affect range of motion	~100,000 patients per year in U.S.
Urethral Strictures	Narrowing of the urethra that may affect urine flow	1% male population

Source: Endo International plc

Endo Partnership for Development and Commercialization of XIAFLEX®

>$101.7M Received as of September 30, 2016	- $101.7M received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2016
Future Payments Due to BioSpecifics from Endo	- Low double digit royalties as % of net sales - Additional mark-up on COGS for U.S. and other countries in Endo territory - Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	- Right to opt-in for all indications, following an opt-in payment and potential future milestone, royalty and COGS payments made to BioSpecifics
Sublicense Income from Endo Partnerships	- Endo partnered with Sobi and Asahi Kasei for Dupuytren's contracture and Peyronie's disease - BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Strong IP Portfolio

Long-term patent protection for CCH

- **Dupuytren's Contracture**
  - Biologic Exclusivity until 2022
  - Drug product composition patent until 2028
- **Peyronie's Disease**
  - Orphan Drug protection in U.S. until 2020
  - Drug product composition patent until 2028
- **Patents and Patent Applications**
  - Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat Dupuytren's contracture, Peyronie's disease, removal of adipose tissue and frozen shoulder syndrome and others
  - Royalties through 2028

Consistently Profitable Annually

Financial Highlights

(unaudited)	For the nine months ended	
	09/30/16	09/30/15
Cash and equivalents, and investments	**$51,266,414**	**$ 32,824,471**
Income Statement		
Revenues	$19,630,307	$16,611,268
Other income	238,152	65,056
Costs and expenses	(6,915,669)	(6,062,469)
Provision for income taxes	(4,497,359)	(3,654,772)
Net income	**$8,455,431**	**$6,959,083**
Earnings per share:		
Basic	**$ 1.20**	**$ 1.02**
Diluted	**$ 1.16**	**$ 0.96**
Shares used in computation of earnings per share:		
Basic	7,031,068	6,797,506
Diluted	7,277,780	7,259,338

7.1 million shares outstanding as of 09/30/16

Anticipated Upcoming Pipeline Milestones

ENDO: Cosmetic Indications	
Cellulite	☐ Initiate Phase 3 clinical trial following positive top-line data from Phase 2b trial reported in Nov. 2016
BIOSPECIFICS: Medically Necessary Indications	
Uterine Fibroids*	☐ Initiate clinical trial in 1Q17

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

BioSpecifics
TECHNOLOGIES CORP.

January 2017